UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21238

PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2013

Date of reporting period:	August 31, 2013

Item 1. Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

August 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 36.7%
	American Home Mortgage Assets Trust, CMO,
$885	0.414%, 9/25/46 (j)	$93,202
7,820	6.25%, 6/25/37	4,853,219
	Banc of America Alternative Loan Trust, CMO,
517	6.00%, 1/25/36	404,553
7,843	6.00%, 4/25/36	6,992,204
	Banc of America Funding Trust, CMO,
977	5.50%, 1/25/36	992,584
11,302	6.00%, 3/25/37	10,015,017
1,335	6.00%, 7/25/37	1,025,286
	BCAP LLC Trust, CMO (a)(c)(j),
2,133	4.877%, 7/26/37	206,802
4,779	5.406%, 3/26/37	1,333,859
	Bear Stearns ALT-A Trust, CMO (j),
9,664	2.723%, 8/25/46	5,684,316
3,416	2.725%, 9/25/35	2,645,291
3,158	2.817%, 8/25/36	2,142,603
1,241	2.841%, 11/25/36	822,885
4,677	5.232%, 9/25/35	3,665,215
	Chase Mortgage Finance Trust, CMO,
50	2.867%, 12/25/35 (j)	44,320
4,600	6.00%, 2/25/37	4,107,138
1,002	6.00%, 3/25/37	877,452
3,929	6.00%, 7/25/37	3,522,299
5,980	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	6,048,484
10,650	Citigroup Mortgage Loan Trust, Inc., 5.467%, 4/25/37, CMO (j)	9,280,293
	CitiMortgage Alternative Loan Trust, CMO,
4,194	5.75%, 4/25/37	3,451,584
18,045	5.75%, 5/25/37	15,108,830
4,209	6.00%, 1/25/37	3,538,670
10,042	6.00%, 6/25/37	8,389,251
	Countrywide Alternative Loan Trust, CMO,
48,946	5.066%, 4/25/37, IO (b)(j)	6,270,211
55	5.25%, 5/25/21	54,303
1,370	5.50%, 3/25/35	1,226,729
12,010	5.50%, 9/25/35	10,752,663
400	5.50%, 3/25/36	307,961
1,688	5.75%, 1/25/35	1,603,529
1,947	5.75%, 2/25/35	1,832,955
1,692	6.00%, 2/25/35	1,693,541
3,871	6.00%, 4/25/36	3,239,133
4,188	6.00%, 5/25/36	3,249,089
6,458	6.00%, 2/25/37	5,137,256
14,697	6.00%, 4/25/37	11,581,153
4,195	6.00%, 8/25/37	2,776,106
5,897	6.25%, 10/25/36	4,648,133
6,811	6.25%, 12/25/36 (j)	5,469,342
1,763	6.50%, 8/25/36	1,226,175
993	6.50%, 9/25/36	782,494
4,568	20.958%, 2/25/36 (b)(j)	5,718,108
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
2,662	5.50%, 10/25/35	2,589,722
2,034	5.50%, 7/25/37	1,742,771
1,110	5.75%, 12/25/35	1,022,185
3,722	5.75%, 3/25/37	3,291,227
2,925	5.75%, 6/25/37	2,636,963
1,680	6.00%, 4/25/36	1,460,011
394	6.00%, 5/25/36	361,365
2,453	6.00%, 2/25/37	2,271,714
6,327	6.00%, 3/25/37	5,663,154
690	6.00%, 4/25/37	625,354
2,730	6.25%, 9/25/36	2,380,790
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
4,660	5.75%, 4/25/36	4,005,721
2,199	6.00%, 2/25/37	1,961,791
5,495	6.00%, 6/25/37	4,902,122
2,128	6.50%, 10/25/21	1,800,475
5,208	6.75%, 8/25/36	3,909,457
3,081	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	2,553,713
5,494	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	4,802,293
	GSR Mortgage Loan Trust, CMO,
7,011	2.936%, 3/25/37 (j)	5,492,210
5,486	5.033%, 11/25/35 (j)	5,000,500

PIMCO Corporate & Income Opportunity Fund

August 31, 2013 (unaudited)

$1,374	5.07%, 11/25/35 (j)	$1,341,101
897	5.50%, 5/25/36	821,682
5,692	5.50%, 6/25/36	5,334,671
8,593	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	5,088,090
4,800	JPMorgan Alternative Loan Trust, 6.31%, 8/25/36, CMO	3,513,158
	JPMorgan Mortgage Trust, CMO,
6,143	2.795%, 2/25/36 (j)	5,208,076
3,174	4.40%, 1/25/37 (j)	2,640,438
5,219	5.00%, 3/25/37	4,649,544
172	5.097%, 10/25/35 (j)	169,743
2,677	5.211%, 6/25/36 (j)	2,299,718
378	5.75%, 1/25/36	347,036
1,139	6.00%, 8/25/37	1,001,010
	Lehman Mortgage Trust, CMO,
3,426	6.00%, 7/25/36	2,645,650
868	6.00%, 7/25/37	741,234
6,468	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	4,643,289
6,221	Merrill Lynch Mortgage Investors Trust, 3.009%, 3/25/36, CMO (j)	4,312,350
10,223	Morgan Stanley Mortgage Loan Trust, 5.049%, 5/25/36, CMO (j)	7,738,459
21,011	New Century Alternative Mortgage Loan Trust, 6.31%, 7/25/36, CMO	14,468,651
	RBSSP Resecuritization Trust, CMO (a)(c)(j),
3,609	0.41%, 10/27/36	261,544
8,000	0.43%, 8/27/37	429,468
	Residential Accredit Loans, Inc., CMO,
362	0.364%, 6/25/46 (j)	160,514
1,529	0.414%, 5/25/37 (j)	253,816
1,994	6.00%, 6/25/36	1,562,274
8,380	6.00%, 8/25/36	6,484,246
6,389	6.00%, 9/25/36	4,404,363
3,615	6.00%, 12/25/36	2,703,834
6,234	6.00%, 3/25/37	4,864,597
	Residential Asset Securitization Trust, CMO,
885	5.75%, 2/25/36	716,561
2,465	6.00%, 2/25/36	1,957,725
1,675	6.00%, 9/25/36	1,059,912
3,890	6.00%, 2/25/37	3,060,187
5,361	6.00%, 3/25/37	4,169,667
7,340	6.00%, 5/25/37	6,400,953
7,707	6.25%, 9/25/37	5,471,247
	Residential Funding Mortgage Securities I, CMO,
7,101	6.00%, 1/25/37	6,280,626
4,341	6.25%, 8/25/36	3,988,847
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
10,234	5.177%, 5/25/36	8,509,417
14,252	5.212%, 1/25/36	11,145,474
7,039	5.258%, 7/25/35	6,133,247
3,318	5.442%, 7/25/36	2,977,401
10,628	5.49%, 11/25/36	8,304,756
323	Structured Asset Mortgage Investments, Inc., 0.304%, 8/25/36, CMO (j)	224,574
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,181	5.418%, 4/25/37	1,774,724
1,684	5.788%, 2/25/37	1,385,024
	Thornburg Mortgage Securities Trust, CMO (j),
2,621	5.75%, 6/25/47	2,396,971
3,214	5.80%, 3/25/37	2,924,029
46,366	WaMu Commercial Mortgage Securities Trust, 5.972%, 3/23/45, CMO (a)(b)(c)(h)(j) (acquisition cost - $47,968,986; purchased 6/18/13 - 8/20/13)	47,815,314
	WaMu Mortgage Pass-Through Certificates, CMO (j),
4,637	2.223%, 6/25/37	3,767,031
1,768	2.301%, 7/25/37	1,376,208
1,014	2.36%, 12/25/36	844,640
1,200	2.477%, 9/25/36	1,018,953
3,174	4.886%, 2/25/37	2,881,228
5,073	4.898%, 7/25/37	4,766,396
4,318	6.088%, 10/25/36	3,557,454
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
558	0.923%, 4/25/47 (j)	25,332
1,913	0.999%, 5/25/47 (j)	167,254
3,608	6.00%, 10/25/35	2,911,895
5,852	6.00%, 3/25/36	5,003,156
4,705	6.00%, 6/25/37	3,881,505
	Wells Fargo Alternative Loan Trust, CMO,
3,432	6.00%, 7/25/37	3,187,003
17,902	6.25%, 11/25/37	16,314,705
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
7,549	2.619%, 8/25/36 (j)	7,001,694
936	2.709%, 4/25/36 (j)	853,548
2,170	2.716%, 4/25/36 (j)	2,001,269
9,884	5.50%, 1/25/36	9,389,345
2,318	6.00%, 7/25/37	2,225,746

PIMCO Corporate & Income Opportunity Fund

August 31, 2013 (unaudited)

$16,952	6.00%, 8/25/37	$16,285,290
Total Mortgage-Backed Securities (cost-$507,351,761)		523,532,640

CORPORATE BONDS & NOTES - 24.1%
Airlines - 1.2%
2,353	American Airlines Pass-Through Trust, 10.375%, 1/2/21	2,382,846
	Continental Airlines Pass-Through Trust,
2,389	6.703%, 12/15/22	2,568,676
698	7.373%, 6/15/17	753,896
1,283	9.798%, 10/1/22	1,405,211
	United Air Lines Pass-Through Trust,
2,398	7.336%, 1/2/21 (a)(b)(c)(h) (acquisition cost - $2,397,831; purchased 6/19/07)	2,481,755
7,177	10.40%, 5/1/18	8,047,161
		17,639,545
Auto Manufacturers - 2.0%
	Daimler Finance North America LLC (a)(c)(j),
13,300	0.886%, 3/28/14	13,327,066
14,700	0.945%, 8/1/16 (b)(h) (acquisition cost - $14,700,000; purchased 7/24/13)	14,710,731
		28,037,797
Banking - 7.7%
	Ally Financial, Inc.,
1,000	4.50%, 2/11/14	1,011,250
344	5.70%, 12/15/13	344,816
502	5.90%, 12/15/13	502,839
5,968	6.00%, 11/15/13 - 9/15/19	5,975,640
10	6.10%, 9/15/19	10,000
819	6.15%, 9/15/13 - 10/15/19	819,698
1,470	6.20%, 11/15/13 - 4/15/19	1,472,590
3,799	6.25%, 10/15/13 - 5/15/19	3,804,470
1,221	6.30%, 10/15/13 - 3/15/16	1,224,361
2,727	6.35%, 4/15/16 - 4/15/19	2,714,888
348	6.40%, 3/15/16 - 12/15/18	348,703
2,109	6.50%, 11/15/13 - 12/15/18	2,112,231
139	6.55%, 10/15/16	139,014
116	6.60%, 6/15/19	115,221
1,334	6.65%, 6/15/18 - 2/15/20	1,328,706
389	6.70%, 5/15/14 - 6/15/19	387,903
1,335	6.75%, 8/15/16 - 6/15/19	1,336,553
20	6.80%, 10/15/18	19,974
740	6.85%, 4/15/16	740,110
109	6.90%, 6/15/17	108,999
87	6.95%, 6/15/17	87,063
5,946	7.00%, 6/15/17 - 11/15/24	5,943,743
1,240	7.05%, 3/15/18 - 4/15/18	1,240,887
15	7.15%, 9/15/18	15,022
2,575	7.25%, 6/15/16 - 9/15/18	2,579,006
427	7.375%, 4/15/18	425,732
188	7.50%, 6/15/16	188,942
826	7.55%, 5/15/16	828,921
291	8.00%, 11/15/17	291,286
5	8.20%, 3/15/17	5,009
£2,800	Barclays Bank PLC, 14.00%, 6/15/19 (f)	5,781,412
$2,700	BBVA U.S. Senior s.A.u., 4.664%, 10/9/15	2,794,214
	CIT Group, Inc. (a)(c),
2,600	4.75%, 2/15/15	2,691,000
1,200	5.25%, 4/1/14	1,225,500
20,800	Citigroup, Inc., 1.226%, 7/25/16 (j)	20,909,429
5,600	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(c)(f)	7,291,379
£5,000	LBG Capital No. 1 PLC, 11.04%, 3/19/20	9,062,656
	LBG Capital No. 2 PLC,
400	9.125%, 7/15/20	674,598
400	12.75%, 8/10/20	757,494
650	14.50%, 1/30/22	1,374,972
€7,800	15.00%, 12/21/19	14,973,633
£2,000	15.00%, 12/21/19	4,472,435
$1,550	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	1,526,750
		109,659,049
Diversified Financial Services - 6.6%
14,700	American Express Credit Corp., 0.774%, 7/29/16 (j)	14,740,087
	General Electric Capital Corp.,
4,600	0.422%, 12/28/18 (j)	4,431,700
25,000	6.375%, 11/15/67 (converts to FRN on 11/15/17)	26,468,750

PIMCO Corporate & Income Opportunity Fund

August 31, 2013 (unaudited)

$10,000	Glen Meadow Pass-Through Trust, 6.505%, 2/12/67 (converts to FRN on 2/15/17) (a)(b)(c)(h) (acquisition cost - $7,700,000; purchased 2/18/10)	$9,500,000
	International Lease Finance Corp.,
1,700	6.75%, 9/1/16 (a)(c)	1,865,750
2,000	8.625%, 9/15/15	2,202,500
	SLM Corp.,
2,300	0.566%, 1/27/14 (j)	2,288,525
10,000	3.512%, 9/15/15 (j)	9,784,000
1,850	3.875%, 9/10/15	1,891,625
600	5.05%, 11/14/14	619,500
	Springleaf Finance Corp.,
4,300	5.40%, 12/1/15	4,396,750
16,000	6.50%, 9/15/17	16,000,000
		94,189,187
Electric Utilities - 1.1%
4,200	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)(e)	104,481
4,102	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(c)	4,332,737
	Red Oak Power LLC,
5,545	8.54%, 11/30/19	5,905,758
5,000	9.20%, 11/30/29	5,550,000
		15,892,976
Home Builders - 0.1%
1,800	Hampton Roads PPV LLC, 6.171%, 6/15/53 (a)(b)(c)(h) (acquisition cost - $1,710,198; purchased 9/25/12)	1,574,514

Insurance - 2.5%
	American International Group, Inc.,
€21,200	8.00%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(h) (acquisition cost - $25,155,715; purchased 2/8/12)	32,330,399
$2,893	8.175%, 5/15/68 (converts to FRN on 5/15/38)	3,406,508
		35,736,907
Miscellaneous Manufacturing - 0.4%
5,000	Bombardier, Inc., 4.25%, 1/15/16 (a)(c)	5,193,750

Telecommunications - 2.5%
20,600	CenturyLink, Inc., 7.60%, 9/15/39	18,694,500
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,535,907
		35,230,407
Total Corporate Bonds & Notes (cost-$321,948,635)		343,154,132

SOVEREIGN DEBT OBLIGATIONS - 13.1%
Brazil - 10.3%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL53,578	10.00%, 1/1/17	21,455,694
265,832	10.00%, 1/1/21	101,425,587
62,628	10.00%, 1/1/23	23,486,065
		146,367,346
Spain - 2.8%
	Autonomous Community of Catalonia,
€8,800	3.875%, 4/7/15	11,603,770
1,400	3.875%, 9/15/15	1,851,235
20,105	Autonomous Community of Valencia Spain, 4.375%, 7/16/15	26,802,043
		40,257,048
Total Sovereign Debt Obligations (cost-$213,727,744)		186,624,394

MUNICIPAL BONDS - 4.8%
California - 4.4%
$3,400	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,554,972
6,480	Los Angeles Community Redev. Agcy., Tax Allocation, 6.02%, 9/1/21, Ser. L (NPFGC)	6,376,450
3,425	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	3,588,852
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	22,510,431
28,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	25,782,810
		61,813,515
Texas - 0.4%
6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27, Ser. O	6,216,851
Total Municipal Bonds (cost-$70,288,539)		68,030,366

PIMCO Corporate & Income Opportunity Fund

August 31, 2013 (unaudited)

ASSET-BACKED SECURITIES - 4.2%
$140	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 1.534%, 3/25/33 (j)	$120,687
7,900	Countrywide Asset-Backed Certificates, 5.519%, 10/25/46 (j)	6,485,481
437	Credit-Based Asset Servicing and Securitization LLC, 4.547%, 12/25/35	414,154
	Greenpoint Manufactured Housing (j),
3,945	8.14%, 3/20/30	4,060,342
8,300	8.30%, 10/15/26	9,106,063
6,125	8.45%, 6/20/31	5,906,290
3,920	GSAA Home Equity Trust, 6.295%, 6/25/36	2,180,321
2,198	GSAA Trust, 5.80%, 3/25/37	1,313,128
4,846	IndyMac Residential Asset-Backed Trust, 0.344%, 7/25/37 (j)	2,986,115
	JPMorgan Mortgage Acquisition Trust,
10,400	5.308%, 11/25/36	9,476,023
190	5.83%, 7/25/36	115,219
2,140	Mid-State Trust IV, 8.33%, 4/1/30	2,268,997
3,183	Mid-State Trust VII, 6.34%, 10/15/36	3,376,150
2,264	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	1,708,208
	Renaissance Home Equity Loan Trust,
12,162	5.612%, 4/25/37	6,799,647
4,000	7.238%, 9/25/37	2,407,284
1,370	Structured Asset Investment Loan Trust, 1.114%, 9/25/34 (j)	1,186,882
Total Asset-Backed Securities (cost-$58,293,329)		59,910,991

Shares
PREFERRED STOCK - 4.0%
Banking - 0.6%
323,868	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2 (i)	8,585,741

Diversified Financial Services - 3.4%
570,000	Citigroup Capital XIII, 7.875%, 10/30/40 (i)	15,675,000
	Farm Credit Bank,
180,000	6.75%, 9/15/23 (a)(b)(c)(f)(h)(i) (acquisition cost - $18,000,000; purchased 7/16/13)	18,078,750
12,000	10.00%, 12/15/20, Ser. 1 (f)	14,242,500
		47,996,250
Total Preferred Stock (cost-$54,179,814)		56,581,991

Principal Amount (000s)
U.S. GOVERNMENT AGENCY SECURITIES (b)- 1.6%
	Fannie Mae, CMO, IO,
$19,238	3.50%, 12/25/32 - 2/25/43	3,741,474
8,706	4.00%, 12/25/42	1,868,942
15,465	6.066%, 8/25/41 (j)	3,181,265
6,850	6.416%, 4/25/41 (j)	1,419,603
	Freddie Mac, CMO, IO,
35,146	3.00%, 5/15/27	4,052,979
15,900	3.50%, 12/15/32	2,617,344
4,248	4.00%, 11/15/39	760,978
9,389	5.816%, 8/15/42 (j)	2,047,066
1,704	6.956%, 8/15/36 (j)	306,861
	Ginnie Mae, CMO, IO,
16,275	3.50%, 9/16/41 - 3/20/43	2,749,368
4,075	4.00%, 5/16/42	773,838
Total U.S. Government Agency Securities (cost-$22,829,782)		23,519,718

SHORT-TERM INVESTMENTS - 11.5%
Repurchase Agreements - 10.1%
5,700	Banc of America Securities LLC, dated 8/30/13, 0.07%, due 9/3/13, proceeds $5,700,044; collateralized by U.S. Treasury Notes, 0.75%, due 10/31/17, valued at $5,823,354 including accrued interest	5,700,000
13,800	Citigroup Global Markets, Inc., dated 8/30/13, 0.07% - 0.08%, due 9/3/13, proceeds $13,800,113; collateralized by Freddie Mac, 1.62%, due 11/21/19, valued at $5,621,802 including accrued interest and U.S. Treasury Notes, 1.00%, due 8/31/16, valued at $8,428,349 including accrued interest	13,800,000
100,000	RBC Capital Markets LLC, dated 8/30/13, 0.07%, due 9/3/13, proceeds $100,000,778; collateralized by U.S. Treasury Notes, 0.625%, due 5/31/17, valued at $101,947,744 including accrued interest	100,000,000

PIMCO Corporate & Income Opportunity Fund

August 31, 2013 (unaudited)

$2,916	State Street Bank and Trust Co., dated 8/30/13, zero coupon, due 9/3/13, proceeds $2,916,000; collateralized by Fannie Mae, 2.12%, due 11/7/22, valued at $2,975,110 including accrued interest	$2,916,000
21,000	TD Securities (USA) LLC, dated 8/30/13, 0.07%, due 9/3/13, proceeds $21,000,163; collateralized by U.S. Treasury Notes, 0.25%, due 5/15/16, valued at $21,425,003 including accrued interest	21,000,000
Total Repurchase Agreements (cost-$143,416,000)		143,416,000

U.S. Treasury Obligations (g)(k)- 1.3%
18,556	U.S. Treasury Bills, 0.022%-0.122%, 9/5/13-5/1/14 (cost-$18,554,685)	18,555,098

U.S. Government Agency Securities - 0.1%
2,200	Federal Home Loan Bank Discount Notes, 0.051%, 11/27/13 (k) (cost-$2,199,740)	2,199,947
Total Short-Term Investments (cost-$164,170,425)		164,171,045

Total Investments (cost-$1,412,790,029) (l)-100.0%		$1,425,525,277

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $164,650,318, representing 11.6% of total investments.

(b)	Illiquid.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Security with a value of $104,481, representing less than 0.05% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	Restricted. The aggregate acquisition cost of such securities is $117,632,730. The aggregate value is $126,491,463, representing 8.9% of total investments.

(i)	Dividend rate is fixed until the first call date and variable thereafter.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on August 31, 2013.

(k)	Rates reflect the effective yields at purchase date.

(l)

At August 31, 2013, the cost basis of portfolio securities of $1,412,790,029 was substantially the same for both federal income tax and bank purposes. Gross unrealized appreciation was $55,024,048; gross unrealized depreciation was $42,288,800; and net unrealized appreciation was $12,735,248.

(m)	Transactions in options written for the nine months ended August 31, 2013:

	Notional Amount (000s)	Premiums
Options outstanding, November 30, 2012	—	—
Options written	$200,000	$451,000
Options expired	(200,000)	(451,000)
Options outstanding, August 31, 2013	$—	$—

(n)	Interest rate swap agreements outstanding at August 31, 2013:

OTC swap agreements:

	Notional		Rate Type			Upfront	Unrealized
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid (Received)	Appreciation (Depreciation)
Deutsche Bank	$967,300	11/20/18	3-Month USD-LIBOR	2.05%	$2,324,686	$(1,710,463)	$4,035,149
Goldman Sachs	750,000	9/5/18	3-Month USD-LIBOR	1.65%	(2,470,952)	221,939	(2,692,891)
JPMorgan Chase	507,000	9/5/18	3-Month USD-LIBOR	1.65%	(1,670,362)	463,770	(2,134,132)
					$(1,816,628)	$(1,024,754)	$(791,874)

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Goldman Sachs (CME)	$151,000	6/19/43	2.75%	3-Month USD-LIBOR	$26,594,542	$15,953,343
Morgan Stanley (CME)	105,600	12/18/43	3.50%	3-Month USD-LIBOR	5,011,192	(2,423,048)
					$31,605,734	$13,530,295

(o)	Forward foreign currency contracts outstanding at August 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value August 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
59,162,500 Brazilian Real settling 9/4/13	Bank of America	$24,936,776	$24,796,203	$(140,573)
66,019,800 Brazilian Real settling 9/4/13	Barclays Bank	27,827,102	27,670,236	(156,866)
59,200,000 Brazilian Real settling 9/4/13	Goldman Sachs	24,952,582	24,811,920	(140,662)
18,651,900 Brazilian Real settling 9/4/13	HSBC Bank	7,861,707	7,817,389	(44,318)
26,886,496 Brazilian Real settling 9/4/13	JPMorgan Chase	11,142,353	11,268,676	126,323
80,571,688 Brazilian Real settling 9/4/13	Morgan Stanley	33,571,536	33,769,227	197,691
188,685,250 Brazilian Real settling 9/4/13	UBS	77,250,870	79,081,812	1,830,942
14,410,000 British Pound settling 9/3/13	Bank of America	22,383,629	22,331,183	(52,446)
66,812,000 Euro settling 9/3/13	Citigroup	89,087,121	88,302,076	(785,045)
135,814,000 Mexican Peso settling 9/18/13	Barclays Bank	10,426,378	10,151,909	(274,469)
77,347,000 Mexican Peso settling 9/18/13	Goldman Sachs	5,981,055	5,781,582	(199,473)
Sold:
59,162,500 Brazilian Real settling 9/4/13	Bank of America	25,000,000	24,796,203	203,797
66,019,800 Brazilian Real settling 9/4/13	Barclays Bank	27,900,000	27,670,236	229,764
67,660,447 Brazilian Real settling 11/4/13	Credit Suisse First Boston	29,141,376	27,974,468	1,166,908
59,200,000 Brazilian Real settling 9/4/13	Goldman Sachs	25,000,000	24,811,920	188,080
18,651,900 Brazilian Real settling 9/4/13	HSBC Bank	7,900,000	7,817,389	82,611
26,886,496 Brazilian Real settling 9/4/13	JPMorgan Chase	11,332,560	11,268,676	63,884
26,886,496 Brazilian Real settling 10/2/13	JPMorgan Chase	11,074,884	11,194,668	(119,784)
80,571,688 Brazilian Real settling 9/4/13	Morgan Stanley	34,041,404	33,769,227	272,177
80,571,688 Brazilian Real settling 10/2/13	Morgan Stanley	33,367,854	33,547,448	(179,594)
188,685,250 Brazilian Real settling 9/4/13	UBS	79,603,203	79,081,812	521,391
188,685,250 Brazilian Real settling 10/2/13	UBS	76,773,101	78,562,442	(1,789,341)
14,410,000 British Pound settling 10/2/13	Bank of America	22,378,730	22,326,342	52,388
10,832,000 British Pound settling 9/3/13	Barclays Bank	16,547,505	16,786,355	(238,850)
3,578,000 British Pound settling 9/3/13	HSBC Bank	5,458,042	5,544,828	(86,786)
66,812,000 Euro settling 9/3/13	Citigroup	88,308,961	88,302,076	6,885
66,812,000 Euro settling 10/2/13	Citigroup	89,096,542	88,310,183	786,359
81,383,007 Mexican Peso settling 9/18/13	JPMorgan Chase	6,591,319	6,083,268	508,051
				$2,029,044

(p)

At August 31, 2013, the Fund held $5,334,000 in cash as collateral and pledged cash collateral of $10,950,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(q)

The weighted average daily balance of reverse repurchase agreements during the nine months ended August 31, 2013 was $1,100,000, at a weighted average interest rate of 0.55%. There were no open reverse repurchase agreements at August 31, 2013.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

The valuation techniques used by the Fund to measure fair value during the nine months ended August 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at August 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 8/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$475,717,326	$47,815,314	$523,532,640
Corporate Bonds & Notes:
Airlines	—	—	17,639,545	17,639,545
Electric Utilities	—	15,788,495	104,481	15,892,976
All Other	—	309,621,611	—	309,621,611
Sovereign Debt Obligations	—	186,624,394	—	186,624,394
Municipal Bonds	—	68,030,366	—	68,030,366
Asset-Backed Securities	—	59,910,991	—	59,910,991
Preferred Stock:
Banking	8,585,741	—	—	8,585,741
Diversified Financial Services	15,675,000	32,321,250	—	47,996,250
U.S. Government Agency Securities	—	23,519,718	—	23,519,718
Short-Term Investments	—	164,171,045	—	164,171,045
	24,260,741	1,335,705,196	65,559,340	1,425,525,277
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	6,237,251	—	6,237,251
Interest Rate Contracts	—	19,988,492	—	19,988,492
	—	26,225,743	—	26,225,743
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(4,208,207)	—	(4,208,207)
Interest Rate Contracts	—	(7,250,071)	—	(7,250,071)
	—	(11,458,278)	—	(11,458,278)
Totals	$24,260,741	$1,350,472,661	$65,559,340	$1,440,292,742

At August 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended August 31, 2013, was as follows:

	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 8/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$1,268,059	$48,608,991	$(1,058,265)	$168,982	$(206,957	)†	$368,363	$—	$(1,333,859)	$47,815,314
Corporate Bonds & Notes:
Airlines	23,752,907	4,458,485	(10,478,697)	(13,866)	1,836,885		(1,916,169)	—	—	17,639,545
Banking	14,921,756	—	(17,284,705)	820	9,950,937		(7,588,808)	—	—	—
Electric Utilities	—	—	—	—	—		—	104,481	—	104,481
Home Builders	1,724,796	—	—	358	—		(150,640)	—	(1,574,514)	—
Totals	$41,667,518	$53,067,476	$(28,821,667)	$156,294	$11,580,865		$(9,287,254)	$104,481	$(2,908,373)	$65,559,340

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2013:

	Ending Balance at 8/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$47,815,314	Third-Party Pricing Vendor	Single Broker Quote	$103.13
Corporate Bonds & Notes	17,639,545	Third-Party Pricing Vendor	Single Broker Quote	$100.25-$112.13
Corporate Bonds & Notes	104,481	Benchmark Pricing	Security Price Reset	$2.49

† Relates to paydown shortfall.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.

*** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2013 was $(433,765).

Glossary:

BRL - Brazilian Real

£ - British Pound

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2.         Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.         Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Corporate & Income Opportunity Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: October 22, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: October 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: October 22, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: October 22, 2013